UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2005

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 15, 2005 Salem Communications Corporation issued a press release announcing its participation at the A.G. Edwards 2005 Media & Entertainment Institutional Conference on April 18, 2005.  Additionally, the company increased its net broadcasting revenue and same station net broadcasting revenue growth guidance for the fiscal quarter ended March 31, 2005.

ITEM 7.01     REGULATION FD DISCLOSURE

On April 15, 2005 Salem Communications Corporation issued a press release announcing its participation at the A.G. Edwards 2005 Media & Entertainment Institutional Conference on April 18, 2005.  Additionally, the company increased its net broadcasting revenue and same station net broadcasting revenue growth guidance for the fiscal quarter ended March 31, 2005.

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1

Press release, dated April 15, 2005, of Salem Communications Corporation announcing its participation at the A.G. Edwards 2005 Media & Entertainment Institutional Conference on April 18, 2005 and increasing its net broadcasting revenue and same station net broadcasting revenue growth guidance for the fiscal quarter ended March 31, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 15, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated April 15, 2005, of Salem Communications Corporation announcing its participation at the A.G. Edwards 2005 Media & Entertainment Institutional Conference on April 18, 2005 and increasing its net broadcasting revenue and same station net broadcasting revenue growth guidance for the fiscal quarter ended March 31, 2005.

Exhibit 99.1

Salem Communications Increases First Quarter Revenue Guidance;

Company to Present at A.G. Edwards 2005 Media & Entertainment Institutional Conference in Las Vegas

CAMARILLO, Calif. --April 15, 2005--Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on Christian and family-themed programming, today announced an increase to its first quarter 2005 guidance provided on March 7, 2005 in conjunction with the company's fourth quarter 2004 earnings results.

Specifically, the company announced increased revenue guidance for the first quarter of 2005. Salem is projecting net broadcasting revenue growth of approximately 10% and same station net broadcasting revenue growth of approximately 10% for the first quarter of 2005 compared to the same period in 2004.

In addition, the company announced that it will present at the A.G. Edwards 2005 Media and Entertainment Institutional Conference to be held at the Venetian Hotel and Casino in Las Vegas on Monday and Tuesday, April 18 and 19, 2005.

Edward G. Atsinger III, president and chief executive officer, and David A.R. Evans, executive vice president and chief financial officer, will present at 9:50 am PT on Monday, April 18. The presentation will be audio webcast live and then will be available for replay for 30 days. Both the live webcast and the replay will be accessible through the investor relations portion of the company's website at www.salem.cc.

Salem Communications Corporation (Nasdaq:SALM), headquartered in Camarillo, CA, is the leading U.S. radio broadcaster focused on Christian and family-themed programming. Upon the close of all announced transactions, the company will own 105 radio stations, including 67 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to approximately 1,900 affiliates; Salem Radio Representatives(TM), a national radio advertising sales force; Salem Web Network(TM), a leading Internet provider of Christian content and online streaming; and Salem Publishing(TM), a leading publisher of Christian themed magazines. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.